Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated June 5, 2023
to the
PMC Core Fixed Income Fund and
PMC Diversified Equity Fund (the “Funds”)
Prospectus and Statement of Additional Information (“SAI”)
dated December 29, 2022, as supplemented

This supplement makes the following amendments to disclosures in the Funds’ Prospectus and SAI dated December 29, 2022, as supplemented.

Effective immediately, the address of the Fund’s investment adviser, Envestnet Asset Management, Inc. (the “Adviser”) is:

Envestnet Asset Management, Inc.
One North Wacker Drive, Suite 1925
Chicago, IL 60606

All references to the Adviser’s former address (35 East Wacker Drive, Suite 2400, Chicago, Illinois 60601) in the Prospectus and SAI are hereby replaced with the Adviser’s new address as listed above.

Please retain this supplement with your Prospectus and SAI